EXHIBIT 24


                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Maryland Federal Bancorp, Inc., a Maryland corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on April 28, 1998.


         /s/   JOHN A. ALLISON IV                       /s/   SCOTT E. REED
         -------------------------------                -------------------------------
Name:    John A. Allison IV                    Name:    Scott E. Reed
Title:   Chairman of the Board and             Title:   Senior Executive Vice President
         Chief Executive Officer                        and Chief Financial Officer
         (principal executive officer)                  (principal financial officer)

         /s/   SHERRY A. KELLETT                        /s/   PAUL B. BARRINGER
         -------------------------------                -------------------------------
Name:    Sherry A. Kellett                     Name:    Paul B. Barringer
Title:   Executive Vice President              Title:   Director
         and Controller
         (principal accounting officer)

         /s/   ALFRED E. CLEVELAND                      /s/   W. R. CUTHBERTSON, JR.
         -------------------------------                -------------------------------
Name:    Alfred E. Cleveland                   Name:    W. R. Cuthbertson, Jr.
Title:   Director                              Title:   Director

         /s/   RONALD E. DEAL                           /s/   A. J. DOOLEY, SR.
         -------------------------------                -------------------------------
Name:    Ronald E. Deal                        Name:    A. J. Dooley, Sr.
Title:   Director                              Title:   Director

         /s/   TOM D. EFIRD                             /s/   PAUL S. GOLDSMITH
         -------------------------------                -------------------------------
Name:    Tom D. Efird                          Name:    Paul S. Goldsmith
Title:   Director                              Title:   Director

         /s/   L. VINCENT HACKLEY                       /s/   ERNEST F. HARDEE
         -------------------------------                -------------------------------
Name:    L. Vincent Hackley                    Name:    Ernest F. Hardee
Title:   Director                              Title:   Director

         /s/   JANE P. HELM                             /s/   RICHARD JANEWAY, M.D.
         -------------------------------                -------------------------------
Name:    Jane P. Helm                          Name:    Richard Janeway, M.D.
Title:   Director                              Title:   Director

         /s/   J. ERNEST LATHEM, M.D.                    /s/   JAMES H. MAYNARD
                                                         -------------------------------
         -------------------------------
Name:    J. Ernest Lathem, M.D.                 Name:    James H. Maynard
Title:   Director                               Title:   Director
         /s/   JOSEPH A. MCALEER, JR.                    /s/   ALBERT O. MCCAULEY
         -------------------------------                 -------------------------------
Name:    Joseph A. McAleer, Jr.                 Name:    Albert O. McCauley
Title:   Director                               Title:   Director
         /s/   L. GLENN ORR, JR.                         /s/   RICHARD L. PLAYER, JR.
         -------------------------------                 -------------------------------
Name:    L. Glenn Orr, Jr.                      Name:    Richard L. Player, Jr.
Title:   Director                               Title:   Director
         /s/   C. EDWARD PLEASANTS, JR.                  /s/   NIDO R. QUBEIN
         -------------------------------                 -------------------------------
Name:    C. Edward Pleasants, Jr.               Name:    Nido R. Qubein
Title:   Director                               Title:   Director
         /s/   E. RHONE SASSER                           /s/   JACK E. SHAW
         -------------------------------                 -------------------------------
Name:    E. Rhone Sasser                        Name:    Jack E. Shaw
Title:   Director                               Title:   Director
         /s/   HAROLD B. WELLS
         -------------------------------
Name:    Harold B. Wells
Title:   Director